UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                February 28, 2006
                                -----------------
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


       000-50796                                          16-1171179
       ---------                                          ----------
(Commission File Number)                       (IRS Employer Identification No.)

           900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 274-2000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 28, 2006, the Company entered into an amendment to its Credit Agreement, which, among other things, reduces the pricing by 25 basis points across the entire pricing grid and extends the maturity by six months to December 2, 2007.

A copy of the Fourth Amendment to Credit Agreement dated February 28, 2006 is attached as Exhibit 10.1 to this Form 8-K. In addition, a press release describing the transaction is attached as Exhibit 99.1 to this Form 8-K


Item 9.01. Exhibits.

10.1 Fourth Amendment to Credit Agreement dated February 28, 2006 among the Company, various Financial Institutions, La Salle Bank National Association and Wells Fargo Bank, N.A.

99.1   Press Release dated March 1, 2006 related to the amended Credit Agreement

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STANDARD PARKING CORPORATION



Date:  March 1, 2006                      By:   /s/ G. MARC BAUMANN
                                             -----------------------------------
                                             G. Marc Baumann,
                                             Chief Financial Officer

                                INDEX TO EXHIBITS



EXHIBIT                            DESCRIPTION OF EXHIBIT
--------  --------------------------------------------------------------------

10.1 Fourth Amendment to Credit Agreement dated February 28, 2006 among the Company, various Financial Institutions, La Salle Bank National Association and Wells Fargo Bank, N.A.

99.1      Press Release dated March 1, 2006 related to the amended Credit
          Agreement